UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17. 2024

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2024, Aquasition LLC (“A-I LLC”), a Delaware limited liability company and indirect, wholly-owned subsidiary of W&T Offshore, Inc., a Texas corporation (the “Company”), and Aquasition II LLC (“A-II LLC”), a Delaware limited liability company and indirect, wholly-owned subsidiary of the Company, entered into that certain First Amendment to Credit Agreement (the “Amendment”), by and among A-I LLC, as borrower, A-II LLC, as co-borrower (together in such capacity, the “Borrowers”), and Munich Re Reserve Risk Financing, Inc. (“Munich Re”), as lender, amending that certain Credit Agreement, dated as of May 19, 2021 (the “Credit Agreement”), among the Borrowers and Munich Re.

The Amendment provides for (i) the deferral of $30.1 million of principal repayments during 2024; (ii) principal repayments to resume in first quarter of 2025 with the option, but not obligation, to catch up on deferred amortization through excess cash flow sweep; (iii) cash interest will be due each quarter on the remaining principal balance ($114.2 million as of December 31, 2023); (iv) an amendment fee of $200,000 to be paid in four quarterly installments of $50,000 each, starting in first quarter of 2024 (no other fees); and (v) the call schedule will be modified as follows: redemption at 103% of par from May 2024 to May 2026, redemption at 102% of par from May 2026 up to May 2027, and 101% of par from May 2027 up to maturity in May 2028. The premium will be applicable to the aggregate principal amount outstanding at the time any optional redemption.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing that the Borrowers had entered into the Amendment. A copy of the press release is attached hereto, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1*	First Amendment to Credit Agreement, dated as of March 17, 2024, by and among Aquasition LLC, as Borrower, Aquasition II LLC, as Co-Borrower, and Munich Re Reserve Risk Financing, as the lenders party thereto

99.1	Press Release dated March 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: March 18, 2024	By:	/s/ Jonathan Curth
	Name:	Jonathan Curth
	Title:	Executive Vice President, General Counsel and Corporate Secretary